Overlay Shares Hedged Large Cap Equity ETF
Schedule of Investments
May 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 94.9%		Shares	Value
Vanguard S&P 500 ETF (a)		117,372	$63,587,455
TOTAL EXCHANGE TRADED FUNDS (Cost $60,384,089)			63,587,455

PURCHASED OPTIONS - 2.2%(b)	Notional Amount	Contracts
Put Options - 2.2%			$–
S&P 500 Index (c)(d)		–	$–
Expiration: 09/19/2025; Exercise Price: $5,350.00	$27,784,943	47	369,185
Expiration: 12/19/2025; Exercise Price: $5,350.00	21,873,253	37	490,435
Expiration: 03/20/2026; Exercise Price: $5,350.00	21,873,253	37	634,365
TOTAL PURCHASED OPTIONS (Cost $2,637,177)			1,493,985

SHORT-TERM INVESTMENTS - 2.7%		Shares
Money Market Funds - 2.7%
First American Government Obligations Fund - Class X, 4.23% (e)		1,821,373	1,821,373
TOTAL SHORT-TERM INVESTMENTS (Cost $1,821,373)			1,821,373

TOTAL INVESTMENTS - 99.8% (Cost $64,842,639)			66,902,813
Other Assets in Excess of Liabilities - 0.2%			127,818
TOTAL NET ASSETS - 100.0%			$67,030,631
two			–%
Percentages are stated as a percent of net assets.			–%

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Non-income producing security.
(c)	Exchange-traded.
(d)	100 shares per contract.

Summary of Fair Value Disclosure as of May 31, 2025 (Unaudited)

Overlay Shares Hedged Large Cap Equity ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$63,587,455	$–	$–	$63,587,455
Purchased Options	–	1,493,985	–	1,493,985
Money Market Funds	1,821,373	–	–	1,821,373
Total Investments	$65,408,828	$1,493,985	$–	$66,902,813